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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                  June 31, 2002 -June 30, 2002

SETTLEMENT DATE:                                            15-Jul-02

A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. IV AND
       ADVANTA LEASING RECEIVABLES CORP. V
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1998-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)     Beginning Aggregate Contract Principal Balance  ("ACPB") ......                                    $  17,837,202.25
                                                                                                                  ------------------
       (b.)     Contract Principal Balance of all Collections allocable to
                  Contracts ...................................................                    $2,083,488.87
                                                                                                   -------------
       (c.)     Contract Principal Balance of Charged-Off Contracts ...........                    $  191,438.15
                                                                                                   -------------
       (d.)     Total decline in Principal Balance ............................                                    $   2,274,927.02
                                                                                                                  ------------------


       (e.)     Ending Aggregate Contract Principal Balance of all Contracts as
                  of this Settlement Date. ....................................                                    $  15,562,275.23
                                                                                                                  ------------------

                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
                  PAYMENT DATE
       (f.)     Class A Principal Balance as of this Settlement Date ..........                                    $   6,037,264.59
                                                                                                                  ------------------
                (Class A Note Factor) .........................................        0.0182285
                                                                                  ---------------
       (g1.)    Class A-1 Principal Balance .(Note Factor) ....................        0.0000000    -
                                                                                  ---------------  --------------
       (g2.)    Class A-2 Principal Balance . (Note Factor) ...................        0.0000000             $ -
                                                                                  ---------------  --------------
       (g3.)    Class A-3 Principal Balance . (Note Factor) ...................        0.0000000             $ -
                                                                                 ---------------   -------------
       (g4.)    Class A-4 Principal Balance . (Note Factor) ...................        0.1315308   $6,037,264.59
                                                                                  ---------------  --------------
       (h.)     Class B Principal Balance as of this Settlement Date ..........                                    $              -
                                                                                                                  ------------------
                (Class B Note Factor) .........................................        0.0000000
                                                                                  ---------------
       (i.)     Class C Principal Balance as of this Settlement Date ..........                                    $              -
                                                                                                                  ------------------
                (Class C Note Factor) .........................................        0.0000000
                                                                                  ---------------
       (l.)     Class D Principal Balance as of this Settlement Date ..........                                    $   9,525,010.64
                                                                                                                  ------------------
                (Class D Note Factor) .........................................        0.6349878
                                                                                  ---------------

II.    COMPLIANCE RATIOS

       (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts
                  as of the related Calculation Date. . .......................                                     $ 16,383,130.07
                                                                                                                  ------------------
       (b1.)    % of CBR 31 days or more delinquent as of the related
                  Calculation Date ............................................                                          8.44%
                                                                                                                  ------------------
       (b2.)    Preceeding Month %: ...........................................         May-02                           7.42%
                                                                                 ---------------                  ------------------
       (b3.)    2nd Preceeding Month %: .......................................         Apr-02                           7.32%
                                                                                 ---------------                  ------------------
       (b4.)    Three month rolling average % of CBR 31 days or more delinquent                                          7.73%
                                                                                                                  ------------------


       (c.)     Does the three month rolling average % of CBR which are 31 days
                  or more delinquent exceed 10.5% ? . Y or N. .................                                           NO
                                                                                                                  ------------------


                (Amortization Period Only)
       (d)      Cumulative Net Loss Percentage as of the related Collection
                  Period ......................................................                                          3.12%
                                                                                                                  ------------------


                Does the Cumulative Net Loss Percentage exceed
       (d1.)    4.0 % from the Beginning Period to and including 12th Collection
                  Period ?  Y or N. ...........................................                                           N/A
                                                                                                                  ------------------
       (d2.)    5.5 % from 13th Collection Period to and including 24th
                  Collection Period ? Y or N ..................................                                           N/A
                                                                                                                  ------------------
       (d3.)    7.0 % from 25th Collection Period and thereafter ? Y or N......                                           NO
                                                                                                                  ------------------
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)

       (e1.)    Residual Realization for the related Collection Period
                   > 100% (YES/NO). ...........................................                                           YES
                                                                                                                  ------------------
       (e2.)    Preceeding Month: .............................................   May-02 > 100%
                                                                                  (YES/NO)                                YES
                                                                                  ---------------                 ------------------
       (e3.)    2nd Preceeding Month: .........................................   Apr-02 > 100%
                                                                                  (YES/NO)                                YES
                                                                                  ---------------                 ------------------
       (e4.)    Three month rolling average Residual Realization Ratio
                   > 100% (YES/NO) ............................................                                           YES
                                                                                                                  ------------------
                (If less than 100%, then a Residual Event Occurs)


III.   FLOW OF FUNDS
                The amount of available funds on deposit in the Series 1998-1
                  Facility Account ............................................                                        2,770,129.44
                                                                                                                  ------------------


            (1) On the Payment Date which is also the Amortization Date and each
                   Payment Date thereafter

       (a.)     To the Servicer, Unrecoverable Servicer Advances...............                                           13,731.84
                                                                                                                  ------------------
       (b.)     To the Servicer, if ABS is not the Servicer, Servicing Fee and
                   Ancillary Servicing Income, if any .........................
                                                                                                                  ------------------

                To Series 1998-1 Noteholders:
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       (c.)     To Class A, the total Class A Note Interest and Class A
                   Overdue Interest for the related period                                                          $    41,422.42
                                                                                                                    ----------------
                          Interest on Class A-1 Notes                                               $        -                 -
                                                                                                   --------------
                          Interest on Class A-2 Notes                                               $        -                 -
                                                                                                   --------------
                          Interest on Class A-3 Notes                                               $        -                 -
                                                                                                   --------------
                          Interest on Class A-4 Notes                                               $   41,422.42
                                                                                                   --------------
       (d.)     Interest on Class B Notes for the related period                                                             $ -
                                                                                                                    ----------------
       (e.)     Interest on Class C Notes for the related period                                                             $ -
                                                                                                                    ----------------

       (f.)     To Series 1998-1 Noteholders:
                To Class A, the total Principal Payment and Class A Overdue
                   Principal, if any                                                                                  2,274,927.02
                                                                                                                    ----------------
                       Principal Payment to Class A-1 Noteholders                                       N/A
                                                                                                -----------------
                       Principal Payment to Class A-2 Noteholders
                                                                                                -----------------
                       Principal Payment to Class A-3 Noteholders                                       $ -                    -
                                                                                                -----------------
                       Principal Payment to Class A-4 Noteholders                                   $2,274,927.02
                                                                                                -----------------
                To Class B for Principal Payment and Overdue Principal, if any                                                 -
                                                                                                                    ----------------
                To Class C for Principal Payment and Overdue Principal, if any                                                 -
                                                                                                                    ----------------

       (g)      Overdue Principal (included in the Principal Payments per
                  above, if any):
                To Class A, total for Overdue Principal                                                 N/A
                                                                                                -----------------
                       Overdue Principal to Class A-1                                 N/A
                                                                                  ----------
                       Overdue Principal to Class A-2                                 N/A
                                                                                  ----------
                       Overdue Principal to Class A-3                                 N/A
                                                                                  ----------
                       Overdue Principal to Class A-4                                 N/A
                                                                                  ----------
                To Class B for Overdue Principal                                                        N/A
                                                                                                -----------------
                To Class C for Overdue Principal                                                        N/A
                                                                                                -----------------

       (h1.)    Until the Reserve Account Funding Date:
                To the Reserve Account, the amount equal to the Servicing Fee
                  otherwise payable to ABS                                                                                   N/A
                                                                                                                    ----------------

       (h2.)    After the Reserve Account Funding Date:
                To the Servicer, ABS, the Servicing Fee plus Ancillary
                   Servicing Income, if any                                                                              14,864.34
                                                                                                                    ----------------

       (i.)     To the Reserve Account, the amount needed to increase the
                amount on deposit in the Reserve Account to
                the Required Reserve Amount for such Payment Date                                                           N/A
                                                                                                                    ----------------

       (j.)     Upon the occurrence of a Residual Event          the lesser of:

       (j1.)    (A) the Available Funds remaining on deposit in the Facility
                   Account and                                                                          N/A
                                                                                                -----------------
       (j2.)    (B) the aggregate amount of Residual Receipts included in
                   Available Funds                                                                      N/A
                                                                                                -----------------
       (j3.)    To be deposited to the Residual Account                                                                     N/A
                                                                                                                    ----------------

       (k.)     To Class D Noteholders for Principal Payment                                                                     -
                                                                                                                    ----------------
       (l.)     To Class D Noteholders for Overdue Principal, if any                                                        N/A
                                                                                                                    ----------------

            (3) To ABS, the Servicing Fee previously due, but deposited to
                  the Reserve Account                                                                                          $ -
                                                                                                                    ----------------

            (4) To the Trustee to Fund the Servicer Conversion Expense Account
                                                                                                                    ----------------

            (5) To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit in the Facility
                Account                                                                                             $   425,183.82
                                                                                                                    ----------------

IV.    SERVICER ADVANCES

       (a.)     Aggregate amount of Servicer Advances at the beginning of the
                related Collection Period                                                                               609,495.15
                                                                                                                    ----------------
       (b.)     Servicer Advances reimbursed during the related Collection
                Period                                                                                                   26,631.45
                                                                                                                    ----------------
       (c.)     Amount of unreimbursed Servicer Advances to be reimbursed on
                the Settlement Date                                                                                      13,731.84
                                                                                                                    ----------------
       (d.)     Servicer Advances made during the related Collection Period                                                      -
                                                                                                                    ----------------
       (e.)     Aggregate amount of Servicer Advances at the end of the
                Collection Period                                                                                   $   569,131.86
                                                                                                                    ----------------


V.     RESERVE ACCOUNT
       (a.)     Amount on deposit at the beginning of the related Collection
                Period                                                                                              $ 3,600,000.00
                                                                                                                    ----------------
       (b.)     Amounts used to cover shortfalls, if any,  for the related
                Collection Period                                                                                               $ -
                                                                                                                    ----------------
       (c.)     Amounts transferred from the Facility Account, if applicable                                                    $ -
                                                                                                                    ----------------
       (d.)     Interest earned on Reserve Balance                                                                  $     4,659.56
                                                                                                                    ----------------
       (e.)     Reserve Account Ending Balance before calculating Required
                Reserve Amount                                                                                      $ 3,604,659.56
                                                                                                                    ----------------

                                                                                                                    ----------------
       (f.)     Required Reserve Amount needed as of the related Collection
                Period                                                                                              $ 3,600,000.00
                                                                                                                    ----------------

       (g1.)    If (f) is greater than (e), then amount of shortfall.                                                         0.00
                                                                                                                    ----------------
       (g2.)    If (e) is greater than (f), then excess amount to be
                transferred to the Series Obligors                                                                        4,659.56
                                                                                                                    ----------------

       (h.)     Amounts on deposit as of this Settlement Date (e minus g2)                                          $ 3,600,000.00
                                                                                                                    ----------------



VI.    RESIDUAL ACCOUNT
       (a.)     Amount on deposit at the beginning of the related Collection
                Period                                                                                                        0.00
                                                                                                                    ----------------
       (b.)     Amounts transferred from the Facility Account                                                                 0.00
                                                                                                                    ----------------
       (c.)     Amounts used to cover shortfalls for the related Collection
                Period                                                                                                        0.00
                                                                                                                    ----------------
       (d.)     Amount on deposit as of this Settlement Date                                                                  0.00
                                                                                                                    ----------------
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
VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       (a.)     Amount on deposit at the beginning of the related Collection Period.                                         0.00
                                                                                                               -------------------
       (b.)     Amounts transferred from the Facility Account                                                                0.00
                                                                                                               -------------------
       (c.)     Amounts transferred to the Series Obligors                                                                   0.00
                                                                                                               -------------------
       (d.)     Amount on deposit as of this Settlement Date                                                                 0.00
                                                                                                               -------------------


VIII.  ADVANCE PAYMENTS
       (a.)     Beginning aggregate Advance Payments                                                                 $ 393,803.68
                                                                                                               --------------------
       (b.)     Amount of Advance Payments collected during the related Collection Period                            $ 292,783.98
                                                                                                               -------------------
       (c.)     Investment earnings for the related Collection Period                                                $     399.96
                                                                                                               -------------------
       (d.)     Amount of Advance Payments withdrawn for deposit into Facility Account                               $ 340,852.27
                                                                                                               -------------------
       (e.)     Ending aggregate Advance Payments                                                                    $ 346,135.35
                                                                                                               -------------------
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       ADVANTA BUSINESS SERVICES CORP., AS SERVICER

       BY:         /s/ Mark Shapiro

       TITLE:      Assistant Treasurer

       DATE:          10-Jul-02
                      ---------


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